UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' June 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$34,189,195	$0	$70,947	$3,594,359	$15,673,536	$53,528,038	$51,910,064

RECEIPTS
FLYi Sales	2,005,000					2,005,000	83,043,992
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	100,672		401,136			501,808	53,255,323
Other	251,324	5,772,758		6,544	16,562	6,047,188	15,740,067

TOTAL RECEIPTS	2,356,996	5,772,758	401,136	6,544	16,562	8,553,996	152,382,337

DISBURSEMENTS
AP	957,895					957,895	10,759,798
Payroll Account	308,012		275,864			583,876	43,289,409
Payroll Taxes	119,976					119,976	9,202,301
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	6,265					6,265	6,783,268
Insurance	5,341					5,341	250,776
Fuel	(585,813)					(585,813)	13,166,991
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	27,454					27,454	4,689,003
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	443,618					443,618	6,306,004
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	11,405					11,405	79,372
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0		100,222		450	100,672	31,771,766
Other	30,730					30,730	6,175,750

TOTAL DISBURSEMENTS	1,324,883	0	376,086	0	450	1,701,419	143,911,786

NET CASH FLOW	1,032,113	5,772,758	25,050	6,544	16,112	6,852,577	8,470,551
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$35,221,308	$5,772,758	$95,998	$3,600,904	$15,689,647	$60,380,615	$60,380,615

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$1,701,419
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,701,419
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments		-
Adjusted passenger revenue	-	47,119,532

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	16,114	2,679,989
Total other revenue	16,114	2,855,169

Total operating revenues	16,114	49,974,701
OPERATING EXPENSES
Operating expenses
Insider Compensation*	8,334	294,296
Wages	416,899	17,734,702
Fringes and benefits	44,063	8,002,779
Profit sharing	-	-
Aircraft fuel	(198)	19,841,112
Aircraft maintenance and materials	33,074	9,904,922
Aircraft rentals	-	11,670,148
Traffic commissions	1,457	661,320
CRS fees	-	460,587
Facilities rents	-	7,882,482
Landing fees	(82,226)	887,969
Depreciation and amortization	(30,010)	3,884,396
Other (schedule attached to MOR2CONT)	(582,682)	9,743,449
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	-	(24,039,147)
Total operating expense	(191,289)	66,929,015

Net operating income (loss)	207,403	(16,954,314)
Net Profit (Loss) Before Other Income & Expenses	207,403	(16,954,314)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(295,570)	(1,813,555)
Interest expense	11,483	(439,575)
Government compensation	-	-
Other misc	(100,233,866)	(100,219,911)
Total other (income) expense	(100,517,953)	(102,473,041)
Net Profit (Loss) Before Reorganization Items	100,725,356	85,518,728
REORGANIZATION ITEMS
Professional Fees	(3,629,238)	4,455,687
U. S. Trustee Quarterly Fees	-	23,000
Interest Earned on Accumulated Cash from Chapter 11	-	-
Gain (Loss) from Sale of Equipment	-	922
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	(3,629,238)	4,479,609
Income Taxes		70,617
Net Profit (Loss)	$104,354,593	$80,968,502
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	(757,335)	($266,858)
Advertising	(10,000)	(1,878,360)
Glycol	4,398	(362,554)
Property taxes	4,000	1,087,120
Bussing	-	-
Hull insurance	11,383	207,167
Passenger supplies	-	51,704
Travel	(14,024)	(43,149)
Telecommunications	41,096	1,227,943
Passenger insurance	-	509,636
Passenger screening	(413)	(268,603)
Ground handling	(4,149)	404,280
Ground property equipment	(712)	98,178
Law enforcement	(20)	(248,989)
Beverage service	-	113,880
Liquor service	(667)	21,690
Reproduction expenses	-	142,416
Publicity	-	8,902
Uniforms	-	35,992
Office supplies	58	26,282
Moving	-	42
Miscellaneous	5,823	152,198
Legal	33,030	124,321
Accounting	-	(84,624)
Software rental / MIS	(22,211)	479,063
Directors fees	-	71,000
Additional services	12,197	(1,936,271)
Other insurance	203,626	1,579,385
Training	1,021	578,976
Bad debt	(50,917)	269,547
Passenger claims	6	288,608
Parking	324	175,042
Utilities	449	(9,142)
Freight	(32,465)	287,140
Recruiting	-	-
Company Events	-	4,553
Misc other	-	-
Gain/Loss on Assets	(7,195)	6,753,620
Corporate filing fees	15	143,316

Total other operating expenses	($582,682)	$9,743,449
FORM MOR-2 (CON'T)
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$40,966,865	$8,438,994
Short term investments	97,461,108	20,581,561
Restricted cash	2,607,627	36,274,680
Accounts receivable, net	99,225,290	15,773,490
Expendable parts and fuel inventory, net	62,636	14,467,877
Prepaid expenses and other current assets	6,208,878	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$246,532,403	$132,323,705
OTHER ASSETS
Restricted Cash	14,649,347	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	12,662,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	420,099	7,685,603
TOTAL OTHER ASSETS	$27,731,446	$216,735,959

TOTAL ASSETS	$274,263,849	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$5,443,672	$0
Notes payable	-	-
Air traffic liability	836,891	-
Accrued liabilities	1,516,001	-
Deferred revenue current	-	-
Long-term debt, less current portion	-	-
Intercompany Loan Payable	-	-
Capital lease obligations, less current portion	-	-
Deferred credits, net	-	-
Deferred tax liability	-	-
Other Long Term Liabilities	-	-
Amounts Due to Insiders*	25,000	-
TOTAL POSTPETITION LIABILITIES	$7,821,564	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,268,971	$168,649,600
Priority Debt	1,411,289	3,173,302
Unsecured Debt	401,286,593	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	17,647,545	121,659,469
TOTAL PRE-PETITION LIABILITIES	$421,614,398	$610,687,054

TOTAL LIABILITIES (See note below)	$429,435,962	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$80,968,501	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($155,172,113)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$274,263,849	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	(0)	67,601	63,167	*	*	4,434
FICA-Employer & Employee	17,444	48,491	40,947			24,988
Unemployment	(7,461)	13,268	5,773			34
Income	0					0
Other:_________________	0					0
Total Federal Taxes	9,983	129,360	109,887			29,456
State and Local
Withholding	(40,816)	15,982	11,756			(36,590)
Sales	0					0
Excise	0					0
Unemployment	(7,994)	77	114			(8,031)
Real Property	0					0
Personal Property	430,205	4,000	27,957			406,248
Corporate	19,006					19,006
Municipal income taxes	5,288	0	0			5,288
Total State and Local	405,689	20,059	39,827			385,921

Total Taxes	415,672	149,419	149,714			415,377

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(58,264)	(23,597)	233,220	33,290	3,427,456	3,612,106
Wages Payable	429,838					429,838
Taxes Payable	415,377					415,377
Rent/Leases-Buildings, Airports, etc	-	-	-	17,257	1,484,157	1,501,414
Secured Debt/Adequate Protection Payments						0
Professional Fees	144,225	137,351	38,581	9,994	-	330,151
Amounts Due to Insiders*	25,000	-				25,000
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	956,176	113,754	271,801	60,542	4,911,613	6,313,886

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$602,660
+ Amounts billed during the period	0
- Amounts collected during the period	(136,829)
Total Accounts Receivable at the end of the reporting period	$465,831

Accounts Receivable Aging	Amount
0 - 30 days old	$0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	465,831
Total Accounts Receivable	465,831
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$365,831

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)